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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 17, 2003

                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

         001-13255                                  43-1781797
         ---------                                  ----------
         (COMMISSION                                (IRS EMPLOYER
         FILE NUMBER)                               IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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ITEM 9.  REGULATION FD DISCLOSURE

         The following information is being furnished under Item 9. "Regulation FD Disclosure."

         Solutia filed on Form 8-K dated December 17, 2003, a summary of material non-public information provided to its bondholders and their advisors during negotiations and which it is contractually obligated to make public upon a filing under Chapter 11 of the U.S. Bankruptcy Code. The Ad Hoc Committee of Euro Note Holders has insisted on additional disclosures, which are attached hereto as Exhibits 99.1 through 99.4, pursuant to those contractual obligations. Exhibit 99.2 consists of projections of future operating results of Solutia Europe SA/NV and its subsidiaries disclosed to Note holders and their advisors approximately two months ago. While accurate at the time of such disclosure, these projections are no longer accurate and should not be relied on by securityholders of Solutia as being accurate.

         Exhibit Number                       Description
         --------------                       -----------

              99.1 Historical financial information of Solutia Europe S.A./N.V. ("SESA"), and its subsidiaries.
              99.2 Projections of future operating results of SESA and its subsidiaries.
              99.3 Historical financial information of Solutia UK Holdings Ltd. and certain subsidiaries.
              99.4          SESA Term Sheet - modification of 6 1/4% SESA Notes.

These exhibits are incorporated here by reference.

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

         We make statements in this Report on Form 8-K that are considered forward-looking statements under the federal securities laws. We consider all statements regarding anticipated or future matters, including the following, to be forward-looking statements: the projections of future operating results and the transaction contemplated by the Solutia Europe SA/NV Term Sheet.

         These statements are not guarantees of future performance or outcomes. They represent our estimates and assumptions only on the date we made them. There are risks, uncertainties and other important factors that could cause actual performance or outcomes to be materially different from our projections. These risks, uncertainties and factors include: (i) the ability of Solutia to develop, prosecute, confirm and consummate one or more Chapter 11 plans of reorganization; (ii) the potential adverse impact of the Chapter 11 filing on Solutia's operations, management and employees, and the risks associated with operating businesses under Chapter 11 protection;
(iii) the ability of Solutia to comply with the terms of the DIP financing facility; (iv) world economic conditions, competitive pressures, gain or loss of significant customers, labor relations and disruption of operations, raw material and energy costs, currency and interest rate fluctuations, success in implementing pricing actions and managing spending, operating rates, cost of debt, environmental compliance and remediation and other factors; (v) customer response to the Chapter 11 filing; and (vi) the orders and decisions of the U.S. Bankruptcy Court. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected.

         The information in Item 9, including the exhibits incorporated by reference in Item 9, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.



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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                              SOLUTIA INC.
                                       ---------------------------
                                              (Registrant)

                                         /s/ Rosemary L. Klein
                                       ---------------------------
                                           Assistant Secretary

DATE: DECEMBER 22, 2003